UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.

645 Summer Street, Suite 101

Boston, Massachusetts 02210

(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 17, 2023, Ikena Oncology, Inc. (the “Company”) issued a press release announcing preclinical data in the Company’s novel investigational Hippo pathway inhibitor, IK-930. The Company also updated its corporate presentation. A copy of the press release and the Company’s updated corporate presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The corporate presentation will also be available in the investor relations section of the Company’s website at https://www.ikenaoncology.com/.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Items.

On April 17, 2023, the Company announced preclinical data, summarized below, in the Company’s novel investigational Hippo pathway inhibitor, IK-930. IK-930 was designed as a TEAD1-selective inhibitor to avoid on-target renal toxicity expected from panTEAD inhibition. TEAD1 is the most highly expressed TEAD paralog in mesothelioma and epithelioid hemangioendothelioma (EHE). The Company believes the preclinical data support the ongoing IK-930 Phase 1 program in patients with Hippo mutated cancers and the Company’s planned expansion into combinations of IK-930 with other targeted therapies in multiple cancer types, including across EGFR and RAS mutated cancers, to potentially delay or even reverse therapeutic resistance. The preclinical data include:

•	In nonclinical models and species, IK-930 demonstrated selective inhibition of TEAD1 with equivalent activity to broad TEAD inhibitors and a significantly improved tolerability profile

•	IK-930 promotes repressive TEAD1 activity by driving interactions with VGLL4, a signaling partner that reduces expression of pro-growth and anti-apoptotic genes

•	Through its binding with TEAD1 and VGLL4, IK-930 potentially blocks chromatin binding of other TEAD paralogs

•

In assessing the potential on-target renal toxicity of targeting TEAD, average urinary protein-to-creatinine ratios and histopathology in non-human primates predicted a therapeutic index of less than one for panTEAD inhibitions and a broad therapeutic window for IK-930

•	Treatment with IK-930 in combination with multiple targeted agents, such as EGFR, KRAS G12C, and MEK inhibitors, demonstrated a reduction in emergence of drug resistant “persister” cells

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Ikena Oncology, Inc. Press Release

99.2	Ikena Oncology, Inc. Corporate Presentation

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: April 17, 2023	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer